UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2019

NEW YORK MORTGAGE TRUST, INC.
(Exact name of registrant as specified in its charter)

Maryland	001-32216	47-0934168
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Madison Avenue
New York, New York 10016
(Address and zip code of
principal executive offices)

Registrant’s telephone number, including area code: (212) 792-0107

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (§230.405 of this chapter) or Rule 12b-2 under the Exchange Act (§240.12b-2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 19, 2019, the Board of Directors (the “Board”) of New York Mortgage Trust, Inc. (the “Company”), on the recommendation of the Nominating and Corporate Governance Committee of the Board, unanimously approved the appointment of Jason T. Serrano as a director of the Company, effective as of March 19, 2019, to serve until the 2019 annual meeting of stockholders or until such time as his successor is elected and qualified. Concurrent with the appointment of Mr. Serrano to the Board and in accordance with Article III, Section 2 of the Company’s bylaws, the Board also approved a resolution increasing the size of the Board to seven directors.

Mr. Serrano, 43, has served as the President of the Company since January 7, 2019. The information included in Item 5.02 of the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on January 7, 2019 is incorporated by reference herein.

Mr. Serrano will only receive compensation for his services as the Company’s President and will not receive any additional compensation for his service on the Board. There were no arrangements or understandings pursuant to which Mr. Serrano was elected as a director.

Item 8.01.    Other Events.

On March 19, 2019, the Company issued a press release (the “Press Release”) announcing Mr. Serrano’s appointment to the Board and the Board’s declaration of a regular quarterly cash dividend on its common stock for the quarter ending March 31, 2019. The Company also announced in the Press Release that the Board declared a cash dividend on the Company’s 7.75% Series B Cumulative Redeemable Preferred Stock for the quarterly period that began on January 15, 2019 and ends on April 14, 2019, that the Board declared a cash dividend on the Company’s 7.875% Series C Cumulative Redeemable Preferred Stock for the quarterly period that began on January 15, 2019 and ends on April 14, 2019, and that the Board declared a cash dividend on the Company’s 8.00% Series D Fixed-to-Floating Rate Cumulative Redeemable Preferred Stock for the quarterly period that began on January 15, 2019 and ends on April 14, 2019.

A copy of the Press Release is filed with this Current Report on Form 8-K as Exhibit 99.1 and incorporated by reference herein.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is being filed herewith this Current Report on Form 8-K.

Exhibit	Description
99.1	Press Release dated March 19, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEW YORK MORTGAGE TRUST, INC.
(Registrant)

Date: March 19, 2019	By:	/s/ Steven R. Mumma
Steven R. Mumma
Chief Executive Officer